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                                                                   Exhibit 10.12












                               MININGCO.COM, INC.




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                         COMMON STOCK PURCHASE AGREEMENT
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





                                TABLE OF CONTENTS


                                                                                                                 PAGE
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
1.       SALE OF SHARES; USE OF PROCEEDS..........................................................................1
         1.1      SALE OF SHARES..................................................................................1
         1.2      USE OF PROCEEDS.................................................................................1

2.       THE CLOSING..............................................................................................1
         2.1      CLOSING DATE....................................................................................1
         2.2      DELIVERY........................................................................................2

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.................................................2
         3.1      ORGANIZATION AND STANDING, ETC..................................................................2

         3.2      AUTHORIZATION...................................................................................2

         3.3      CAPITALIZATION..................................................................................3

         3.4      NON-CONTRAVENTION...............................................................................3

         3.5      FINANCIAL STATEMENTS............................................................................4

         3.6      OWNERSHIP OF EQUITY.............................................................................4

         3.7      TITLE TO PROPERTIES AND ASSETS; LIENS, ETC......................................................4

         3.8      PATENTS AND OTHER INTANGIBLE ASSETS.............................................................5

         3.9      LITIGATION, ETC.................................................................................5

         3.10     LABOR MATTERS...................................................................................5

         3.11     INVESTMENT COMPANY..............................................................................5

         3.12     INSURANCE.......................................................................................5

         3.13     OFFERING........................................................................................5

         3.14     BROKERS AND FINDERS.............................................................................6

         3.15     ENVIRONMENTAL LAWS..............................................................................6

         3.16     ABSENCE OF CHANGES..............................................................................6

         3.17     FURTHER ASSURANCES..............................................................................6

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..........................................................7
         4.1      EXPERIENCE......................................................................................7

         4.2      ABILITY TO BEAR ECONOMIC RISK...................................................................7

         4.3      INVESTMENT......................................................................................7

         4.4      RULE 144........................................................................................7

         4.5      ACCESS TO DATA..................................................................................7

         4.6      AUTHORIZATION...................................................................................8

         4.7      COMPLIANCE WITH OTHER INSTRUMENTS...............................................................8

         4.8      ACCREDITED INVESTOR.............................................................................8

5.       CONDITIONS TO CLOSING OF COMPANY.........................................................................8
         5.1      REPRESENTATIONS.................................................................................8

         5.2      COVENANTS.......................................................................................8

         5.3      PURCHASE PRICE..................................................................................9





6.       CONDITION TO CLOSING OF PURCHASER........................................................................9
         6.1      REPRESENTATIONS.................................................................................9

         6.2      COVENANTS.......................................................................................9

         6.3      LEGAL OPINION...................................................................................9

         6.4      SECOND AMENDED AND RESTATED INVESTORS'RIGHTS AGREEMENT..........................................9

         6.5      CLOSING OF IPO..................................................................................9

         6.6      UNDERWRITING AGREEMENT..........................................................................9

7.       MISCELLANEOUS............................................................................................9
         7.1      GOVERNING LAW...................................................................................9

         7.2      SURVIVAL.......................................................................................10

         7.3      SUCCESSORS AND ASSIGNS.........................................................................10

         7.4      ENTIRE AGREEMENT; AMENDMENT....................................................................10

         7.5      NOTICES, ETC...................................................................................10

         7.6      DELAYS OR OMISSIONS............................................................................11

         7.7      COUNTERPARTS...................................................................................11

         7.8      SEVERABILITY...................................................................................11

         7.9      TITLE AND SUBTITLES............................................................................11

         7.10     BEST OF KNOWLEDGE; KNOWLEDGE...................................................................11

         7.11     FURTHER ASSURANCES AND COOPERATION.............................................................11

                               MININGCO.COM, INC.

                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT is made as of the 23rd day of February, 1999 (the "Effective Date") by and between MININGCO.COM, INC., a Delaware corporation (the "Company"), and COMCAST INTERACTIVE INVESTMENTS, INC., a Delaware corporation (the "Purchaser").

         WHEREAS, Purchaser wishes to make an investment in the Company and the Company wishes to sell shares of its common stock, par value $.001 per share (the "Common Stock"), to the Purchaser;

         WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission (the "Commission") with respect to the planned initial public offering ("IPO") of shares of its Common Stock (such registration statement, including the prospectus (the "Prospectus"), financial statements and schedules, exhibits and all other documents filed as a part thereof, together with any amendments thereto, is hereinafter referred to as the "Registration Statement"); and

         WHEREAS, the Purchaser is an "accredited investor" and wishes to purchase from the Company shares of its Common Stock in a transaction exempt from registration under the Securities Act of 1933, as amended, such purchase to close simultaneously with the closing of the IPO.

         NOW, THEREFORE, the parties hereto agree as follows:

1.       SALE OF SHARES; USE OF PROCEEDS

         1.1 SALE OF SHARES. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Company, for the aggregate amount of $2,500,000, shares of the Company's Common Stock (the "Shares") at a price per share equal to the price at which the Company's Common Stock is sold to the public in the IPO less the seven percent (7%) underwriting discount being paid to the underwriters in connection with the IPO (the "Per Share Purchase Price").

         1.2 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for working capital and general corporate purposes.

2.       THE CLOSING

         2.1 CLOSING DATE. The closing of the purchase and sale of the Shares (the "Closing") shall occur simultaneously with the closing of the IPO. The Company will give Purchaser two (2) business days' written notice of the date of the closing (the "Closing Date"). The Company will notify the Purchaser of the IPO price promptly after it is determined by the Company's pricing committee.

         2.2 DELIVERY. At the Closing (i) Purchaser will deliver to the Company a check or wire transfer funds in the amount of $2,500,000 (the "Aggregate Purchase Price") and (ii) the Company shall deliver a certificate representing the number of Shares equal to the amount of $2,500,000 divided by the Per Share Purchase Price, registered in the name of Purchaser. In the event that the Aggregate Purchase Price would result in the issuance of a fractional share, then the Aggregate Purchase Price shall be increased to reflect the issuance of one additional share at the Per Share Purchase Price.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         The Company represents and warrants to the Purchaser as of the date hereof as follows:

         3.1 ORGANIZATION AND STANDING, ETC. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware. The Company is duly qualified and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, individually or in the aggregate, have a material adverse effect on the Company's business, properties, assets, operations, condition (financial or other) or results of operations (a "Material Adverse Effect"). The Company has all requisite corporate power and authority and all necessary material consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

         3.2 AUTHORIZATION. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent that any indemnification provision contained herein may be limited by applicable federal or state securities laws. The Shares, when issued, delivered and sold in accordance in compliance with the provisions of this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will be free of any liens, encumbrances or restrictions on transfer; provided, however that the Shares may be subject to restrictions on transfer under the state and/or federal securities laws.

         3.3 CAPITALIZATION. Effective as of the Closing, the Company expects that its authorized capital stock shall consist of 50,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). All of the outstanding shares of Common Stock (i) are, or will be on the Closing Date, duly and validly authorized and issued, fully paid and nonassessable, (ii) were not issued and are not now in violation of or subject to any preemptive rights and (iii) will be, following the Closing Date, free of restrictions on transfer, other than restrictions set forth under federal or state securities laws. All of the outstanding shares of Preferred Stock have been duly and validly authorized and are validly issued and outstanding, fully paid and nonassessable and were not issued in violation of any preemptive rights. The shares of Common Stock issuable upon conversion of the Preferred Stock have been duly and validly authorized and reserved for issuance upon such conversion and, upon conversion of the Preferred Stock, the shares of Common Stock issuable upon such conversion will be validly issued and outstanding, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. All outstanding warrants (the "Warrants") to purchase Common Stock of the Company have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company and the shares of Common Stock issuable upon exercise of such Warrants have been duly and validly authorized and reserved for issuance upon such exercise and, upon payment of the exercise price thereof upon exercise of such warrants, such shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. Except as described in or expressly contemplated by the Registration Statement and the prospectus filed in connection with the Company's IPO (the Prospectus"), there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, or any such convertible or exchangeable securities or any such rights, warrants or options. Except as described in the Registration Statement and Prospectus, the Company is not a party to, and to the Company's best knowledge, immediately after the Closing, there will be no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, registration rights agreement, stockholders' agreement or any similar agreement) with respect to the purchase, sale or voting of any shares of capital stock of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities).

         3.4 NON-CONTRAVENTION. The Company is not in violation of its Certificate of Incorporation or Bylaws or in default in the performance of any material obligation, agreement or condition contained in any agreement, instrument, franchise, license, permit, judgment, order or decree to which the Company is a party or by which it or any of its properties or assets is bound. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the material terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material agreement, instrument, franchise, license or permit to which the Company is a party or by which any of its properties or assets may be bound, which default would have a Material Adverse Effect or (ii) violate or conflict with any material provision of applicable law or the Certificate of Incorporation or Bylaws of the Company or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets, which default would have a Material Adverse Effect. No consent, approval, authorization, order, registration, qualification, license or permit of or with any court or any public, governmental or regulatory body having jurisdiction over the Company or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except as may be required under federal and state securities laws, which filings will be made on or before the deadline therefor.

         3.5 FINANCIAL STATEMENTS. The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations and changes in cash flow for the periods specified. Except as otherwise stated in the Registration Statement or Prospectus, (i) said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; (ii) the supporting schedules included in the Registration Statement or the Prospectus present fairly the information required to be stated therein; (iii) the pro forma financial information included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable and
(iv) the other financial and statistical information and data included in the Registration Statement and the Prospectus is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

         3.6 OWNERSHIP OF EQUITY. The Company does not own, directly or indirectly, any stock, partnership interest or joint venture interest in, or any security issued by, any other entity.

         3.7 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumberances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. The Company does not own any real property. Any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus.

         3.8 PATENTS AND OTHER INTANGIBLE ASSETS. Except as described in the Prospectus, the Company has sufficient interests in all trademarks, trade names, inventions (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), patents, copyrights, and other intellectual property reasonably necessary to conduct the business now operated by it, and has not received any written notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

         3.9 LITIGATION, ETC. Except as described in the Prospectus, there is no litigation or governmental proceedings to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, contemplated against the Company which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus, and there are no statutes, regulations, contracts or other documents applicable to the Company that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         3.10 LABOR MATTERS. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent which would have, individually or in the aggregate a Material Adverse Effect.

         3.11 INVESTMENT COMPANY. The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

         3.12 INSURANCE. The Company maintains insurance of the types and in the amounts generally deemed customary in the business in which it is engaged and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

         3.13 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 4 hereof, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and applicable state securities laws.

         3.14 BROKERS AND FINDERS. The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.15 ENVIRONMENTAL LAWS. The Company (i) is in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to (A) the protection of human health and safety, and (B) the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, there are no material costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.

         3.16 ABSENCE OF CHANGES. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, properties, operations, condition

(financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, whether or not arising from transactions in the ordinary course of business, which are material to the Company, except for liabilities or obligations that are reflected in the Registration Statement and the Prospectus.

         3.17 FURTHER ASSURANCES. The Company agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Purchaser such further instruments and documents and take such further action as the Purchaser may reasonably require in order to carry out the full intent and purpose of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as of the date hereof as follows:

         4.1 EXPERIENCE. It is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         4.2 ABILITY TO BEAR ECONOMIC RISK. The Purchaser acknowledges that investment in the Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

         4.3 INVESTMENT. It is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares have not been, and will not be when issued, sold or transferred, registered under the Securities Act and that the Shares will be issued by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. Purchaser was not formed solely for the purpose of acquiring the Shares.

         4.4 RULE 144. It acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It acknowledges and understands that the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about-the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations, and it agrees to comply fully with such provisions as in effect from time to time.

         4.5 ACCESS TO DATA. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's business plan. The Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Shares. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser.

         4.6 AUTHORIZATION. All action (corporate or partnership, as appropriate) on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser and the performance of all of the Purchaser's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         4.7 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares have not resulted and will not result in any violation of, or conflict with, or constitute a default under, any of the terms of any corporate or partnership restriction or of any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, corporate charter, bylaw or any instrument, document or agreement by which the Purchaser or its properties may be bound or affected, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Purchaser.

         4.8 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

5.       CONDITIONS TO CLOSING OF COMPANY

         The Company's obligation to sell and issue the Shares at the Closing Date is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

         5.1 REPRESENTATIONS. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 PURCHASE PRICE. The Purchaser shall have tendered the Aggregate Purchase Price.

6.       CONDITION TO CLOSING OF PURCHASER.

         The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment as of the Closing Date of the following conditions:

         6.1 REPRESENTATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

         6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.3 LEGAL OPINION. Purchaser shall have received from Brobeck, Phleger & Harrison LLP, counsel to the Company, an opinion letter substantially in the form attached hereto as Exhibit A addressed to them, dated as of the date of the Closing.

         6.4 SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT. The parties shall have entered into the Second Amended and Restated Investors' Rights Agreement in substantially the form attached hereto as Exhibit B.

         6.5 CLOSING OF IPO. The Company shall have closed the IPO.

         6.6 UNDERWRITING AGREEMENT. The representations and warranties set forth in the Underwriting Agreement (the "Underwriting Agreement") by and among the Company and Bear Stearns & Co. Inc., Volpe Brown Whelan & Company, LLC and Wit Capital Corporation shall be true and correct when made, and shall be true and correct in all material respects as of the Closing Date. An executed copy of the Underwriting Agreement will be provided to the Purchaser prior to the Closing Date.

7.       MISCELLANEOUS

         7.1 GOVERNING LAW. This Agreement shall be governed and construed in all respects by the laws of the State of Delaware, as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

         7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of twelve months from the date hereof. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the right and obligation of the Purchaser to purchase the Shares shall not be assignable without the consent of the Company.

         7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein; provided, however, that the accuracy of the representations and warranties set forth in the Underwriting Agreement shall be a condition to Purchaser's obligation to proceed to Closing. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         7.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchaser, at the Purchaser's address set forth on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, one copy to its address set forth on the signature page of this Agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser. Notices may also be sent by telecopier, with a confirmation copy by certified or registered mail.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or upon electronic confirmation of receipt if sent by telecopier.

         7.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and be executed by the party to be bound thereby, and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         7.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart(s), and all of which together shall constitute one instrument.

         7.8 SEVERABILITY. In the event that any provisions of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions; provided, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         7.9 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.


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


         7.10 BEST OF KNOWLEDGE; KNOWLEDGE. Information shall be deemed to be known to the "best of knowledge" or to the "knowledge" of a party if that information was actually known by an executive officer of such party.

         7.11 FURTHER ASSURANCES AND COOPERATION. From and after the Effective Date, the parties agree to use their commercially reasonable efforts to satisfy the Closing Conditions set forth in Sections 5 and 6 above.




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



         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

                                   COMPANY:

                                   MININGCO.COM, INC.


                                   By: /s/ Scott Kurnit
                                      ---------------------------------
                                      Name:  Scott Kurnit
                                      Title: CEO


                                    Address:    220 East 42nd Street
                                                New York, NY  10017
                                                Attention:  President
                                                Fax:  (212) 849-2121


                                   PURCHASER:

                                   COMCAST INTERACTIVE INVESTMENTS, INC.


                                   By: /s/ Jordan Nadle
                                      ----------------------------------
                                      Name:  Jordan Nadle
                                      Title: VP


                                   Address:     c/o Comcast Interactive
                                                Capital Group, Inc.
                                                1500 Market Street
                                                Philadelphia, PA
                                                19102-2148
                                                Attention:  Kathy M. Hyneman
                                                Fax:  (215) 981-7794





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